---------------------------

                                    SHEPHERD
                                     STREET
                                     EQUITY
                                      FUND

                           ---------------------------

                        THE SHEPHERD STREET FUNDS, INC.
                               Semi-Annual Report
                                 March 31, 2002
                                  (Unaudited)

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
Comparison of the Change in Value of a $10,000 Investment in the Shepherd Street Equity Fund and the Standard & Poor's 500 Index

[GRAPHIC OMITTED]

          SHEPHERD STREET EQUITY FUND                                     S&P 500 Index

     10/1/1998                   10,000                     10/1/1998                  10,000
    12/31/1998      20.40%       12,040                    12/31/1998      25.06%      12,506
     3/31/1999       0.33%       12,080                     3/31/1999       4.98%      13,129
     6/30/1999      13.66%       13,730                     6/30/1999       7.05%      14,055
     9/30/1999      -6.48%       12,840                     9/30/1999      -6.24%      13,177
    12/31/1999      12.15%       14,400                    12/31/1999      14.88%      15,138
     3/31/2000       4.75%       15,085                     3/31/2000       2.29%      15,485
     6/30/2000      -0.20%       15,054                     6/30/2000      -2.66%      15,073
     9/30/2000       0.07%       15,064                     9/30/2000      -0.97%      14,927
    12/31/2000      -4.68%       14,359                    12/31/2000      -7.82%      13,759
     3/31/2001      -8.87%       13,085                     3/31/2001     -11.86%      12,127
     6/30/2001      11.03%       14,529                     6/30/2001       5.85%      12,837
     9/30/2001     -18.80%       11,797                     9/30/2001     -14.68%      10,953
    12/31/2001      18.70%       14,004                    12/31/2001      10.71%      12,126
     3/31/2002      -4.95%       13,310                     3/31/2002       0.27%      12,159

Past performance is not predictive of future performance.

 |------------------------------------|
 |   Shepherd Street Equity Fund      |
 |   Average Annual Total Returns     |
 | (for periods ended March 31, 2002) |
 |                                    |
 |    1 Year     Since Inception*     |
 |    ------     ----------------     |
 |     1.72%          8.52%           |
 |----------------------------------- |

*Initial public offering of shares was October 2, 1998.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
MARCH 31, 2002 (UNAUDITED)

                                                                         MARKET
   SHARES                                                                 VALUE
   ------                                                                 -----

                COMMON STOCKS-- 97.5%
                CONSUMER DISCRETIONARY-- 12.9%
   17,000       AOL Time Warner, Inc. (a) ......................       $ 402,050
   95,650       Frisby Technologies, Inc. (a) ..................         162,605
   26,000       Liberty Media Corporation (a) ..................         328,640
    9,000       Lowe's Companies, Inc. .........................         391,410
   10,600       Tribune Company ................................         481,876
                                                                       ---------
                                                                       1,766,581
                                                                       ---------

                CONSUMER STAPLES-- 11.0%
   23,000       Kroger Company (The) (a) .......................         509,680
   10,675       PepsiCo, Inc. ..................................         549,762
   14,750       SYSCO Corporation ..............................         439,845
                                                                       ---------
                                                                       1,499,287
                                                                       ---------

                FINANCIALS-- 25.0%
        7       Berkshire Hathaway, Inc. - Class A (a) .........         497,700
   10,000       Capital One Financial Corporation ..............         638,500
    8,333       Citigroup, Inc. ................................         412,650
   20,100       Southern Financial Bank Corporation ............         501,495
   19,800       Triad Guaranty, Inc. (a) .......................         860,706
   15,000       Washington Mutual, Inc. ........................         496,950
                                                                       ---------
                                                                       3,408,001
                                                                       ---------

                HEALTH CARE-- 18.0%
    6,400       Cardinal Health, Inc. ..........................         453,696
   25,000       Given Imaging Ltd. (a) .........................         273,500
   10,000       Guidant Corporation (a) ........................         433,200
    7,000       Medtronic. Inc. ................................         316,470
    5,050       Merck & Company, Inc. ..........................         290,779
   11,000       Pfizer, Inc. ...................................         437,140
   34,000       PharmaNetics, Inc. (a) .........................         246,500
                                                                       ---------
                                                                       2,451,285
                                                                       ---------
                INDUSTRIALS-- 16.2%
   15,000       General Electric Company .......................         561,750
   30,000       ServiceMaster Company (The) ....................         412,500
   24,000       Shaw Group, Inc. (a) ...........................         660,000
   21,000       Waste Management, Inc. .........................         572,250
                                                                       ---------
                                                                       2,206,500
                                                                       ---------

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
MARCH 31, 2002 (UNAUDITED)

                                                                         MARKET
   SHARES                                                                VALUE
   ------                                                                -----


                  COMMON STOCKS-- 97.5% (CONTINUED)
                  INFORMATION TECHNOLOGY-- 9.0%

   19,100       Hewlett-Packard Company ........................       $ 342,654
   13,600       Intel Corporation ..............................         413,576
    7,950       Microsoft Corporation (a) ......................         479,465
                                                                       ---------
                                                                       1,235,695
                                                                       ---------

                MATERIALS-- 2.8%
    9,000       Martin Marietta Materials, Inc. ................         379,980
                                                                       ---------

                TELECOMMUNICATION SERVICES-- 2.6%
   17,000       Nokia, Corp. ...................................         352,580
                                                                       ---------

                TOTAL COMMON STOCKS-- 97.5%
                  (Cost $12,851,337)............................     $13,299,909
                                                                     -----------


                MONEY MARKET SECURITIES-- 2.0%
  266,496       First American Treasury Obligation
                 Fund - Class S (Cost $266,496).................       $ 266,496
                                                                       ---------

                TOTAL INVESTMENTS AT VALUE-- 99.5%
                  (Cost $13,117,833)............................     $13,566,405

                OTHER ASSETS IN EXCESS OF
                  LIABILITIES-- 0.5%............................          67,394
                                                                       ---------

                NET ASSETS-- 100.0%.............................     $13,633,799
                                                                     ===========

(a) Non-income producing security.


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)


ASSETS
    Investments in securities:
       At acquisition cost .....................................     $13,117,833
                                                                     ===========
       At market value (Note 1) ................................     $13,566,405
    Cash .......................................................           2,808
    Receivable for securities sold .............................         150,398
    Receivable for capital shares sold .........................          57,341
    Dividends receivable .......................................          10,403
    Other assets ...............................................              47
                                                                     -----------
         TOTAL ASSETS ..........................................      13,787,402
                                                                     -----------

LIABILITIES
    Payable for securities purchased ...........................         142,500
    Due to Advisor (Note 3) ....................................           8,219
    Accrued distribution fees (Note 3) .........................           2,884
                                                                     -----------
         TOTAL LIABILITIES .....................................         153,603
                                                                     -----------
NET ASSETS .....................................................     $13,633,799
                                                                     ===========

Net assets consist of:
    Common stock (500,000,000 shares ($.0001 par value)
      authorized, 1,075,936 shares outstanding).................    $        108
    Additional paid-in capital..................................      13,969,751
    Accumulated net investment loss.............................       ( 21,634)
    Accumulated net realized losses from security transactions..      ( 762,998)
    Net unrealized appreciation on investments..................         448,572
                                                                     -----------
Net assets......................................................    $ 13,633,799
                                                                    ============
Shares of common stock outstanding..............................       1,075,936
                                                                    ============

Net asset value and offering price per share(a).................    $      12.67
                                                                    ============


(a) Redemption price varies based on length of time held (Note 1).



                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

INVESTMENT INCOME
   Dividends ...................................................     $    51,059
                                                                     -----------

EXPENSES
   Investment advisory fees (Note 3) ...........................          25,285
   Distribution fees (Note 3) ..................................          15,802
   Service fees (Note 3) .......................................          31,606
                                                                     -----------

   TOTAL EXPENSES ..............................................          72,693
                                                                     -----------
NET INVESTMENT LOSS ............................................        (21,634)
                                                                     -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ...............         211,964
   Net change in unrealized appreciation/depreciation
     on investments ............................................       1,151,951
                                                                     -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENT ................       1,363,915
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................     $ 1,342,281
                                                                     ===========


                See accompanying notes to financial statements.


THE SHEPHERD STREET EQUITY FUND
----------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FOR THE SIX        FOR THE YEAR
                                                                    MONTHS ENDED           ENDED
                                                                  MARCH 31, 2002       SEPTEMBER 30,
                                                                    (UNAUDITED)            2001
                                                                  --------------       -------------
FROM OPERATIONS
   Net investment loss ......................................     $    (21,634)      $    (39,260)
   Net realized gains (losses) from security transactions ...          211,964           (880,032)
   Net change in unrealized appreciation/depreciation
     on investments .........................................        1,151,951         (1,684,175)
                                                                  ------------         ----------
Net increase (decrease) in net assets from operations .......        1,342,281         (2,603,467)
                                                                  ------------         ----------
DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains on investments ...................             --             (367,794)
                                                                  ------------         ----------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ................................        2,180,088          3,919,033
   Net asset value of shares issued in
     reinvestment of distributions to shareholders ..........             --              367,794
   Payment for shares redeeemed .............................         (458,699)          (403,262)
                                                                  ------------         ----------

Net increase in net assets from capital share transactions...        1,721,389          3,883,565
                                                                  ------------         ----------

TOTAL INCREASE IN NET ASSETS ................................        3,063,670            912,304

NET ASSETS
   Beginning of period ......................................       10,570,129          9,657,825
                                                                  ------------         ----------
   End of period ............................................     $ 13,633,799       $ 10,570,129
                                                                  ============       ============

CAPITAL SHARE ACTIVITY
   Sold .....................................................          170,064            292,235
   Reinvested ...............................................             --               26,295
   Redeemed .................................................          (35,583)           (29,402)
                                                                  ------------         ----------
   Net increase in shares outstanding .......................          134,481            289,128
   Shares outstanding at beginning of period ................          941,455            652,327
                                                                  ------------         ----------
   Shares outstanding at end of period ......................        1,075,936            941,455
                                                                  ============       ============




                                    See accompanying notes to financial statements.


                                                         6


THE SHEPHERD STREET EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                               FOR THE SIX       FOR THE YEAR     FOR THE YEAR      FOR THE PERIOD
                                                               MONTHS ENDED         ENDED            ENDED               ENDED
                                                              MARCH 31, 2002    SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,
                                                               (UNAUDITED)           2001             2000               1999(a)
                                                               -----------       -----------      -----------         -----------
Net asset value at beginning of period ...................   $    11.23        $     14.81        $   12.84           $   10.00
                                                             ----------        -----------        ---------           ---------

Income (loss) from investment operations:
  Net investment income (loss) ...........................        (0.02)            (0.04)           (0.04)                0.01
  Net realized and unrealized gains
    (losses) on investments ..............................         1.46             (3.08)             2.26                2.83
                                                             ----------        -----------        ---------           ---------
Total from investment operations .........................         1.44             (3.12)             2.22                2.84
                                                             ----------        -----------        ---------           ---------

Less distributions:
  Dividends from net investment income ...................         --                --              (0.01)                --
  Distributions from net realized gains ..................         --               (0.46)           (0.24)                --
                                                             ----------        -----------        ---------           ---------
Total distributions ......................................         --               (0.46)           (0.25)                --
                                                             ----------        -----------        ---------           ---------

Net asset value at end of period .........................   $    12.67        $     11.23        $   14.81           $   12.84
                                                             ==========        ===========        =========           =========

Total return .............................................       12.82% (b)        (21.69%)          17.32%              28.40%

Net assets at end of period (000's) ......................   $   13,634        $    10,570        $   9,658           $   5,707
Ratio of expenses to average net assets ..................        1.15% (c)          1.16%            1.25%               1.25%(c)
Ratio of net investment income (loss)
  to average net assets ..................................       (0.34%)(c)         (0.36%)          (0.37%)              0.10%(c)
Portfolio turnover rate ..................................          87% (c)            68%              73%                 28%(c)

(a) Represents the period from the commencement of operations (October 2, 1998) through September 30, 1999.
(b) Not annualized.
(c) Annualized.



                                             See accompanying notes to financial statements.



                                                                      7

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, the Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940. The Fund's investment strategy is to emphasize growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 0.5% if redeemed within six months of the date of purchase.

Investment income and distributions to shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $13,175,991 as of March 31, 2002:

--------------------------------------------------------------------------------
Gross unrealized appreciation..........................  $      1,917,752
Gross unrealized depreciation..........................       ( 1,527,338)
                                                            -------------
Net unrealized appreciation............................  $        390,414
                                                            =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of September 30, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $262,251, which expire on September 30, 2008. In addition, the Fund had net realized capital losses of $654,554 during the period November 1, 2000 through September 30, 2001, which are treated for federal income tax purposes as arising during the Fund's tax-year ending September 30, 2002. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2002, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $6,947,697 and $5,301,396, respectively.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Advisory Agreement with Salem Investment Counselors, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the six months ended March 31, 2002, the Advisor received fees of $25,285 under the Advisory Agreement.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. For the six months ended March 31, 2002, the Advisor received fees of $31,606 under the Servicing Agreement.

The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 0.90%. The only other expenses incurred by the Fund are distribution expenses, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor are parties to mutual fund services agreements with Ultimus Fund Solutions, LLC ("Ultimus"), under which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Fund).

The Fund and the Advisor are parties to a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), under which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the six months ended March 31, 2002, the Advisor received payments from the Fund of $15,802.

Certain directors and officers of the Fund are directors and officers of the Advisor or of Ultimus.

                              INVESTMENT ADVISER:
                       Salem Investment Counselors, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103

                             SHAREHOLDER SERVICES:
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                                 1-888-575-4800

                                 LEGAL COUNSEL:
                            Kilpatrick Stockton LLP
                              3737 Glenwood Avenue
                                   Suite 400
                               Raleigh, NC 27612

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                            8 Penn Center, Suite 800
                          Philadelphia, PA 19103-2108